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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 March 29, 1999
                -------------------------------------------------
                (Date of Report, Date of Earliest Event Reported)


                   Pacific Research & Engineering Corporation
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



                                   California
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



            001-11773                                     95-2638420
      ------------------------                ---------------------------------
      (Commission File Number)                (IRS Employer Identification No.)


  2070 Las Palmas Drive, Carlsbad, California                     92008
  -------------------------------------------                     -----
    (address of principal executive offices)                    (Zip Code)


                                 (760) 438-3911
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

        (a) Restatement of Earnings.

        The information set forth in the press release attached hereto as
Exhibit 99.1 is incorporated herein by reference in its entirety.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        The Company's press release dated March 29, 1999 is attached hereto as
Exhibit 99.1 and is incorporated herein by reference in its entirety.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PACIFIC RESEARCH &
                                          ENGINEERING CORPORATION


Date:   April 5, 1999                     By:  /s/ Blake Clark
                                               ----------------------------
                                               Blake Clark
                                               Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit                                 Description
-------                                 -----------
   99.1           Press Release, dated March 29, 1999.


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